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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700
Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Purchase of a large national portfolio of bulk distribution, light industrial and service center facilities.

        We previously filed a Form 8-K on October 6, 2004 dated October 1, 2004 with regard to the acquisition of a large national portfolio (herein referred to as the "RN Portfolio" or the "Property") of bulk distribution, light industrial and service center facilities located in six markets without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003, are required. The Company is not aware of any material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired:

  RN Portfolio:

Report of Independent Registered Public Accounting Firm	F-1
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2004 (Unaudited) and the Year Ended December 31, 2003	F-2
Notes to Financial Statements	F-3
(b)
Unaudited Pro Forma Financial Information:
Pro Forma Financial Information (Unaudited)	F-5
Pro Forma Consolidated Balance Sheet as of June 30, 2004 (Unaudited)	F-6
Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	F-7
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003 (Unaudited)	F-8
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-9
Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2004 (Unaudited)	F-14
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-15
(c)
Exhibits:

        None.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
December 15, 2004	By:	/s/ EVAN H. ZUCKER Evan H. Zucker Chief Executive Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of the RN Portfolio (the "Property") for the year ended December 31, 2003. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the RN Portfolio for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

December 10, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

RN Portfolio

Statements of Revenues and Certain Expenses

	For the Six Months Ended June 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$9,226,896	$17,805,823
Other revenues	2,233,306	4,505,251

Total revenues	11,460,202	22,311,074

Certain expenses
Real estate taxes	1,871,017	3,439,660
Operating expenses	912,676	2,068,580
Insurance	212,889	382,696
Management fees	351,710	789,448

Total certain expenses	3,348,292	6,680,384

Excess of revenues over certain expenses	$8,111,910	$15,630,690

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Statements of Revenues and Certain Expenses

RN Portfolio

(Information for June 30, 2004 is Unaudited)

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of the RN Portfolio (the "Property") for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003. The Property consists of 53 bulk distribution, light industrial and service center facilities located in Atlanta, Georgia; Boston, Massachusetts; Dallas, Texas; Houston, Texas; Phoenix, Arizona; and San Francisco, California. The Property comprises approximately 4,890,753 aggregate rentable square feet. As of December 31, 2003, the Property had an occupancy percentage of 85%.

        The Property was acquired by Dividend Capital Trust Inc. (the "Company") from unrelated parties on October 1, 2004 for a total cost of approximately $238.5 million (which includes an acquisition fee of approximately $2.3 million paid to Dividend Capital Advisors LLC, an affiliate), which was paid with proceeds from the issuance of debt and net proceeds from the Company's public offering.

        The accounting records of the Property are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Atlanta, Boston, Dallas, Houston, Phoenix and San Francisco regions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information as of June 30, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. The Property records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Property records a receivable due from tenants for the difference between the amount of revenues recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenues of $377,599 and $410,005 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

        Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$17,380,554
2005	15,496,037
2006	11,747,163
2007	8,960,457
2008	7,270,854
Thereafter	19,486,554

$80,341,619

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        For the year ended December 31, 2003, there were no tenants who accounted for greater than 10% of either rental revenues or future minimum revenues.

        Certain leases contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

        The following pro forma financial statements have been prepared to provide pro forma information with regards to the RN Portfolio (the "Property") which Dividend Capital Trust Inc. (the "Company") acquired from unrelated third parties on October 1, 2004 and for which this Form 8-K/A is being filed. In addition, the pro forma financial statements have been prepared to include pro forma information with regards to the Cypress distribution facility (which the Company purchased subsequent to the acquisition of the RN Portfolio on October 22, 2004) for which the Company filed a Form 8-K/A on December 13, 2004 dated September 28, 2004.

        The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of June 30, 2004 as adjusted for the acquisition of the properties made subsequent to June 30, 2004 as well as the issuance of the Company's common stock and the issuance of debt subsequent to June 30, 2004 as if these transactions had occurred on June 30, 2004.

        The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2003.

        The accompanying unaudited pro forma consolidated statement of operations for the six months ended June 30, 2004 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, (ii) the issuance of debt and (iii) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2004.

        The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

June 30, 2004

(Unaudited)

	DCT Historical(1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net Investment in Real Estate	$372,152,517	$271,366,610	(2)	$—		$643,519,127
Cash and cash equivalents	52,855,061	(169,778,492	)(2)	176,381,705	(3)	59,458,274
Other assets, net	8,218,143	—		—		8,218,143

Total Assets	$433,225,721	$101,588,118		$176,381,705		$711,195,544

Liabilities and Stockholders' Equity
Mortgage note	$84,665,378	$—		$—		$84,665,378
Line of credit	4,402,000	100,000,000	(2)	—		104,402,000
Financing obligation	5,934,984	—		—		5,934,984
Accounts payable and other liabilities	14,647,901	1,588,118	(2)	—		16,236,019

Total Liabilities	109,650,263	101,588,118		—		211,238,381
Minority Interest	1,000	—		—		1,000
Shareholders' Equity:
Common stock	323,574,458	—		176,381,705	(3)	499,956,163

Total Shareholders' Equity	323,574,458	—		176,381,705		499,956,163

Total Liabilities and Shareholders' Equity	$433,225,721	$101,588,118		$176,381,705		$711,195,544

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)
Reflects the historical consolidated balance sheet of the Company as of June 30, 2004. Please refer to Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2004.

(2)
Reflects the acquisition of properties that were acquired subsequent to June 30, 2004. These properties were acquired using proceeds from the issuance of debt and net proceeds from the Company's public offerings, approximately $100 million and $169.8 million, respectively. The total cost of these facilities, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $271.4 million.

(3)
A certain amount of capital was raised through the Company's public offerings subsequent to June 30, 2004 some of which was used to fund the acquisition of properties subsequent to June 30, 2004. As such, the net proceeds from the shares that were sold subsequent to June 30, 2004 through October 22, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company's public offering:

Shares Sold Subsequent to June 30, 2004 through October 22, 2004	19,531,345
Gross Proceeds	$195,979,672
Less Selling Costs	(19,597,967)

Net Proceeds	$176,381,705

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

	DCT Historical(1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$45,666,104	(5)	$(1,593,498	)(7)	$54,911,984
Other income	61,364	—		—		—		61,364

Total Income	2,706,457	8,194,285		45,666,104		(1,593,498)		54,973,348
EXPENSES:
Operating expenses	366,650	2,159,121	(2)	12,128,660	(5)	—		14,654,431
Depreciation & amortization	1,195,330	4,898,414	(3)	42,567,007	(6)	—		48,660,751
Interest expense	385,424	1,988,125	(4)	6,997,616	(4)	—		9,371,165
General and administrative expenses	411,948	—		—		—		411,948

Total Operating Expenses	2,359,352	9,045,660		61,693,283		—		73,098,295

NET INCOME (LOSS)	$347,105	$(851,375)		$(16,027,179)		$(1,593,498)		$(18,124,947)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		52,738,308	(8)	56,725,737
Diluted	4,007,429	—		—		52,738,308	(8)	56,745,737
NET INCOME (LOSS) PER COMMON SHARE	$0.09							$(0.32)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(1)
Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to the Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

(2)
The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

Property	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Bridgestone/Firestone Distribution Center(1)	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park(1)	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915

Total		$8,194,285	$2,159,121	$6,035,164

(1)
The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

        The properties acquired during 2003 were acquired with the net proceeds from the Company's initial public offering, borrowings on the senior secured revolving credit facility and borrowings on mortgage indebtedness.

(3)
The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations ("SFAS No. 141").

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Bridgestone/Firestone Distribution Center(1)	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park(1)	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510

Total 2003 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

(1)
The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$47,500
$40,500,000	Secured, non-recourse debt	Annual interest rate equal to 5.0%.	$1,940,625

2003 Acquisitions			$1,988,125

$100,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$4,750,000
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%.	$2,865,846
$2,652,349	Premium on assumed debt		$(618,230)

2004 Acquisitions			$6,997,616

Total			$8,985,741

(5)
The following table sets forth the incremental rental revenues and operating expenses for the year ended December 31, 2003 for the properties acquired during 2004 based on their respective historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004	1,873,127	358,068	1,515,059
BBR Properties	6/03/2004	4,749,630	1,753,700	2,995,930
Parkwest/Mid-South	6/08/2004 / 6/29/2004	5,875,881	745,450	5,130,431
Eagles Landing/South Creek	6/08/2004	2,857,319	625,757	2,231,562
Memphis TradeCenter	6/22/2004	1,086,750	499,438	587,312
Trade Pointe	9/28/2004	854,343	164,734	689,609
Interpark 70	9/30/2004	1,000,769	239,583	761,186
RN Portfolio	10/01/2004	22,311,074	6,680,384	15,630,690
Cypress	10/22/2004	1,708,351	388,855	1,319,496

Total		$45,666,104	$12,128,660	$33,537,444

        The properties acquired in 2004 were acquired with the net proceeds raised from the Company's public offering and with the assumption of debt.

(6)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$663,169
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	1,445,001
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	3,824,554
Parkwest/Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	3,412,733
Eagles Landing/South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	2,306,679
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	1,127,221
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	356,398
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	394,850
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	26,811,084
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	1,596,457

Total		$68,279,954	$427,834,590	$496,114,544	$42,567,007

(7)
This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)
For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding (56,725,737 shares), as of the date of latest acquisition, October 22, 2004, have been outstanding since January 1, 2003.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2004

(Unaudited)

	DCT Historical(1)	2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$9,088,315	$21,979,859	(2)	$(624,446	)(5)	$30,443,728
Other income	240,676	—		—		240,676

Total Income	9,328,991	21,979,859		(624,446)		30,684,404
EXPENSES:
Operating expenses	1,913,854	5,519,324	(2)	—		7,433,178
Depreciation & amortization	4,410,835	20,042,821	(3)	—		24,453,656
Interest expense	1,544,604	3,504,472	(4)	—		5,049,076
General and administrative expenses	784,400	—		—		784,400

Total Operating Expenses	8,653,693	29,066,617		—		37,720,310

NET INCOME (LOSS)	$675,298	$(7,086,758)		$(624,446)		$(7,035,906)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	23,062,383	—		33,663,354	(6)	56,725,737
Diluted	23,082,383	—		33,663,354	(6)	56,745,737
NET INCOME (LOSS) PER COMMON SHARE	$0.03					$(0.12)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2004

(Unaudited)

(1)
Reflects the historical consolidated statement of operations of the Company for the six months ended June 30, 2004. Please refer to the Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2004.

(2)
The following table sets forth the pro forma incremental rental revenues and operating expenses of the properties acquired during 2004 for the six months ended June 30, 2004 based on their respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest/Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082
Eagles Landing/South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	408,235	57,968	350,267
Interpark 70	9/30/2004	408,594	117,267	291,327
RN Portfolio	10/01/2004	11,460,202	3,348,292	8,111,910
Cypress	10/22/2004	851,060	222,581	628,479

Total		$21,979,859	$5,519,324	$16,460,535

        The properties acquired in 2004 were acquired with the net proceeds raised from the Company's public offerings and the assumption of mortgage debt.

(3)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,081
Parkwest/Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,490,727
Eagles Landing/South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,007,588
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	535,740
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	178,199
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	197,425
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	13,405,542
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	798,229

Total		$68,279,954	$427,834,590	$496,114,544	$20,042,821

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$100,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$2,375,000
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%.	$1,438,587
$2,652,349	Premium on assumed debt		$(309,115)

Total			$3,504,472

(5)
This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(6)
For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding (56,725,737 shares) as of the latest acquisition, October 22, 2004, have been outstanding since January 1, 2003.

QuickLinks

  Item 2.01 Completion of Acquisition or Disposition of Assets
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. RN Portfolio Statements of Revenues and Certain Expenses
DIVIDEND CAPITAL TRUST INC. Notes to Statements of Revenues and Certain Expenses RN Portfolio (Information for June 30, 2004 is Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Financial Information (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Balance Sheet June 30, 2004 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Balance Sheet (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Statement of Operations For the Six Months Ended June 30, 2004 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Statement of Operations For the Six Months Ended June 30, 2004 (Unaudited)